UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 25, 2004

____________________

WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)

____________________

California	333-114142	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Donald D. Byun was appointed to the board of directors of Wilshire Bancorp, Inc. and its wholly-owned subsidiary, Wilshire State Bank, on August 25, 2004. Mr. Byun has served as the president of OTO Sportswear, Inc., a sportswear manufacturer, based in Gardena, California, since 1988. In addition, Mr. Byun served as an independent member of the board of directors of Pacific Union Bank from April 2000 until its acquisition in April 2004. Mr. Byun holds a B.S. in Economics from the Yon Sei University College of Commerce and Economics in Seoul, Korea, and an MBA from the University of Hawaii Graduate School of Business Administration.

Item 8.01  Other Events.

On August 26, 2004, Wilshire Bancorp, Inc., a California corporation, became the holding company of Wilshire State Bank in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Prior to the completion of the reorganization, Wilshire State Bank was subject to the information, reporting and proxy statement requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, pursuant to the regulations of its primary regulator, the Federal Deposit Insurance Corporation, or FDIC. Accordingly, Wilshire State Bank filed annual and quarterly reports, proxy statements and other information with the FDIC. Pursuant to Rule 12g-3 of the Securities Exchange Act, Wilshire Bancorp will succeed to the reporting obligations of Wilshire State Bank and the reporting obligations of Wilshire State Bank with the FDIC will terminate. Filings made by Wilshire Bancorp under the Exchange Act will be made with the Securities and Exchange Commission rather than with the FDIC.

The Merger Agreement and a press release addressing the reorganization are listed as Exhibits 2.1 and 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)       Exhibits

2.1	Agreement and Plan of Merger between Wilshire Bancorp, Inc., Interim Wilshire Bancorp, Inc. and Wilshire State Bank, incorporated by reference to Wilshire Bancorp’s Registration Statement on Form S-4, as amended, which was initially filed with the Securities and Exchange Commission on April, 2004.

99.1	Press release of Wilshire Bancorp, dated August 30, 2004, announcing the reorganization.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: August 31, 2004	By:	/s/ Brian E. Cho
Brian E. Cho, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger between Wilshire Bancorp, Inc., Interim Wilshire Bancorp, Inc. and Wilshire State Bank, incorporated by reference to Wilshire Bancorp’s Registration Statement on Form S-4, as amended, which was initially filed with the Securities and Exchange Commission on April, 2004.

99.1	Press release of Wilshire Bancorp, dated August 30, 2004, announcing the reorganization.